Unaudited Condensed Consolidated Statements of Comprehensive Income (Parentheticals) - USD ($)	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Commissions, related party	$ 1,159,646	$ 1,218,107
Vessel operating expenses, related party	160,057	181,434
General and administrative expenses, related party	2,308,006	1,960,481
Net gain on sale of vessels, related party	142,266	0
Related Party [Member]
General and administrative expenses, related party	$ 1,075,000	$ 1,000,000